Templeton Dragon Fund


[PHOTO APPEARS HERE]

J. Mark Mobius, Ph.D.
President
Templeton Dragon Fund
---------------------


Dr. Mobius has been living overseas since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of the business practices and customs that are unique to emerging markets. Together with his team of Templeton analysts, Dr. Mobius currently oversees more than $6 billion in emerging markets investments for the Templeton Group of Funds.

--------------------------------------------------------------------------------

Your Fund's Objective:

The Templeton Dragon Fund seeks long-term capital appreciation by investing at least 45% of its total assets in the equity securities of "China companies."

--------------------------------------------------------------------------------

November 15, 1995

Dear Shareholders:

We are pleased to bring you the semi-annual report of the Templeton Dragon Fund for the six months ended September 30, 1995. Although investment conditions were difficult during the period, there are potential bright signs on the horizon. As shown in the Performance Summary on page 5, the net asset value of your Fund's shares rose 5.51% over the period to $14.74 from $13.97, and the Fund's closing price on the New York Stock Exchange increased to $12.50 from $12.00 on March 31, 1995.

Throughout the six months under review, the Chinese government tightened credit and used price controls in an attempt to slow runaway growth and resulting inflation without causing a "hard landing" for the economy. These policies were partially successful, with inflation falling from its peak of 25% in October 1994 to less than 20% on September 30, 1995.

During the six-month reporting period, President Jiang Zemin moved closer to a smooth assumption of power as the influence of Deng Xiao Peng waned. Deng has not been seen in public for more than a year now, and although he is still a revered figure, he appears to have little real everyday political influence. China's leaders seem to be moving away from Communist dogma and, while various factions are jockeying for power, they all apparently share the common goal of promoting China as a considerable force in world trade and politics. We expect a period of uncertainty after Deng Xiao Peng dies, but feel that it should be short-lived and that China's current economic policies will continue.

Hong Kong's economy remains closely linked to conditions in China. Despite China's economic slowdown and worries about the 1997 change in sovereignty, Hong Kong's economy was growing at an annualized rate of 6% on September 30, 1995. Even though the market has been rising slowly since the beginning of 1995, Hong Kong stock prices were 22% off their record highs set in

--------------------------------------------------------------------------------

Templeton Dragon Fund

Geographic Distribution on 9/30/95
Based on Total Net Assets

                           [PIE GRAPH APPEARS HERE]

Chinese Stocks                        8.6%
Hong Kong Stocks                     72.4%
Singapore Stocks                      0.3%
Short-Term Obligations &
Other Net Assets                     18.7%

January 1994 and we believe there are still opportunities to buy stocks at what may be bargain prices. The Hong Kong real estate market, which is an important storehouse for Hong Kong's private-sector wealth, is showing early signs of a recovery, although without the presence of the speculators who drove property prices to their overblown levels of 18 months ago. Residential property buyers now are increasingly seeking apartments to live in rather than as investments.

As you know, the Fund seeks long-term capital appreciation through investing at least 45% of its capital in

Chinese or China-related companies, and is now 81.3% invested in equities, with the balance held in liquid assets.

Over the reporting period, the Fund increased its holdings in both Hong Kong and China. At the end of the reporting period, Hong Kong represented almost 73% of the fund's portfolio, up from 38.8% on March 31, 1995. Hong Kong-listed HSBC Holdings PLC remained the Fund's largest single investment, at 9.1% of the portfolio's total net assets. The HSBC Group is the holding company for the Hongkong and Shanghai Banking Corporations' interests around the world. Many of the companies within the HSBC Group have extensive business exposure in China. New World Developments and Cheung Kong Holdings, two Hong Kong based property-oriented companies, account for 7.8% and 7.1% of the fund's holdings, respectively. Since these companies have large investments in China and will become more significant as Hong Kong's economy is integrated into China's, we believe they are appropriate in a fund primarily oriented towards China.

Our holdings in China were 8.6% of total net assets by September 30, 1995, compared with 3.1% six months ago. Our largest investments there were in Shandong Huaneng Power and the Shanghai Lujiaxui Finance & Trade Zone Development Stock Company Ltd.

--------------------------------------------------------------------------------

Templeton Dragon Fund

Top Ten Holdings as of 9/30/95
Based on Total Net Assets


                                                                      % of Total
Company, Industry, Country                                            Net Assets
--------------------------------------------------------------------------------
HSBC Holdings PLC.; Banking, Hong Kong                                   9.1%
--------------------------------------------------------------------------------
New World Development Co. Ltd.;
Real Estate, Hong Kong                                                   7.8%
--------------------------------------------------------------------------------
Cheung Kong Holdings Ltd.;
Multi-Industry, Hong Kong                                                7.1%
--------------------------------------------------------------------------------
Sun Hung Kai Properties Ltd.;
Real Estate, Hong Kong                                                   6.4%
--------------------------------------------------------------------------------
Hang Lung Development Co. Ltd.;
Real Estate, Hong Kong                                                   4.7%
--------------------------------------------------------------------------------
Wheelock & Co. Ltd.;
Multi-Industry, Hong Kong                                                4.0%
--------------------------------------------------------------------------------
Hopewell Holdings Ltd.;
Construction & Housing, Hong Kong                                        4.0%
--------------------------------------------------------------------------------
Jardine Matheson Holdings Ltd.;
Multi-Industry, Hong Kong                                                3.1%
--------------------------------------------------------------------------------
Jardine Strategic Holdings Ltd.;
Multi-Industry, Hong Kong                                                2.9%
--------------------------------------------------------------------------------
Hongkong Electric Holdings Ltd.;
Utilities - Electrical & Gas, Hong Kong                                  2.8%
--------------------------------------------------------------------------------

For a complete list of portfolio holdings, see page 10 of this report.


The dispute over Hong Kong's political structures has long been a source of tension between the Chinese government and Hong Kong Governor Chris Patten. Much of this tension was removed by agreements between Britain and China on a supreme court for the territory after it reverts to China in 1997, and on financing the construction of Hong Kong's new airport. However, uncertainty returned when China announced that it would sack all of Hong Kong's elected lawmakers when it took over in mid-

1997. In our opinion, the 1997 handover may not negatively change the way businesses operate there. The Chinese government has substantial investments in Hong Kong through intermediary firms, and a number of provincial governments also have large investments in Hong Kong. At the same time, many Hong Kong businessmen have extensive investments in China. It is clear that the Chinese government wants Hong Kong to continue as a successful business center and a center for international contacts and trade.

We believe that China will remain one of the world's most interesting growth stories. However, investing in any emerging market means putting up with a certain amount of volatility, and, in some cases, severe market corrections. Investing in China companies is no exception, entailing special considerations, including risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of the markets involved. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 763% in the last 15 years, but has suffered six declines of more than 20% during that time.*

Thank you for investing in the Templeton Dragon Fund. We appreciate your support and welcome your comments.


*Source: Bloomberg. Based on quarterly percentage change over 15 years ended June 30, 1995.

--------------------------------------------------------------------------------

Performance Summary

In market-price terms, the Templeton Dragon Fund produced a total return of -15.20% for the six-month period ended September 30, 1995. Based on the change in actual net asset value (in contrast to market price), total return was 6.46% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

During the reporting period, the Fund's closing price on the New York Stock Exchange increased from $12.00 on March 31, 1995, to $12.50 on September 30, 1995, while the net asset value increased from $13.97 to $14.74 for the same period. Shareholders received combined distributions totaling 13 cents ($0.13) per share, including short-term capital gains of 0.5 cents ($0.005) per share and dividend income totaling 12.5 cents ($0.125) per share.

We believe it is important to maintain a long-term investment perspective, and we encourage shareholders to view their investments in a similar manner. Past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.

--------------------------------------------------------------------------------

Templeton Dragon Fund

Cumulative Total Returns*
Periods Ended September 30, 1995

                                                                       Since
                                                                     Inception
                               Six-Month            One-Year         (09/21/94)
Based on change
in net asset value                6.46%               6.49%             6.34%

Based on change
in market price                 -15.20%             -16.67%           -15.23%

*Cumulative total return calculations show the change in value of an investment over the periods indicated. These calculations assume reinvestment of all distributions and capital gains, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan. Past performance is not predictive of future results.

--------------------------------------------------------------------------------

The Following Letter
was Written by Dr. Mobius
During a Trip to Shanghai.

Shanghai is at the heart of an area that has been described as the largest market in Asia. Some analysts have said that the largest concentration of consumers in the Asia Pacific area is not Japan, not southern China, and not any single country, but the Yangtze River Delta region. This market includes Shanghai and the provinces of Jiangsu, Anhui and Zhejiang. It is estimated to contain almost 200 million people, a population larger than Indonesia's or Japan's. Although foreign investors who came to China in the 1980s concentrated on Guangdong, the focus shifted to the Yangtze River Delta in the 1990s. One quarter of China's increased economic production comes from this region, which has been growing faster than Taiwan and South Korea. In addition to Shanghai, the autonomous townships and village enterprises in the vicinity have grown a great deal. These areas offer lower taxes and cheap credit to export-oriented enterprises and are not restricted by the quotas and targets to which the state enterprises are subject.

Progress in Shanghai is really amazing -- development just does not stop! As we came off the newly completed north-south elevated highway, which had just been finished and was festooned with banners celebrating its opening, we noticed buildings being completed throughout the city. A Shanghai municipal official told us that the Pudong New Area development, which will result in an entirely new city at the mouth of the Yangtze River, will have a major port, a new airport, office buildings, housing, and a new stock exchange. He said that although Hong Kong was now the largest port in China, Shanghai would eventually surpass it and become China's financial and trade center. He added that this did not mean Hong Kong would become smaller, but that all of China's financial activity and trade would increase.

We visited several companies in Shanghai, all of which are benefiting in one way or another from the region's extraordinary growth. Shanghai

                              [MAP APPEARS HERE]


Shangling Electric Appliances Co. makes refrigerators, air-conditioners and microwave ovens that are in demand as changing lifestyles increase the desire for fast- and frozen-foods. Shangling has a close relationship with Mitsubishi of Japan, whose influence was apparent when we visited. Our three hosts were wearing crisp white- and blue-striped uniform shirts. Everyone in the plant wore uniforms, and the company brochure and annual report had the bright, quality feel of a major Japanese appliance company.

Next, we visited the Lian Hua plant, a joint-venture fiber and textiles factory started by the Shanghai Chemical Fibre Corporation and a Hong Kong company controlled by a Taiwanese investor. On this rainy, dark day, they were trying to save electricity, and no lights were on in their offices. Between January 1993 and December 1994, electricity prices rose by 55%, and we were told they were expected to continue rising. To save money, the company increases production at night when electricity prices are lower.

Ironically, our next visit was to a company that makes light bulbs. Shanghai Jianbao Industry has recognized that the light bulb business offers only low profit margins and has begun to diversify. One of its new ventures produces chicken essence, another makes chemicals, another makes packaging materials, and one is engaged in port construction.

We also made a series of visits to automobile-related companies such as Volkswagen and Shanghai Diesel, which assembles diesel engines under license from U.S. based Caterpillar Corporation and Shanghai Tyre and Rubber Company. One of the managers at the Volkswagen plant told me that working in China involved language difficulties and meant using an interpreter, which is time consuming. The plant was not very different from other automobile plants we had visited, with its moving assembly line, conveniently placed parts bins, and workers adding various parts to the cars moving along the line.

Our last visit was to the enormous Shanghai Yaohua Pilkington glass plant, where the production line was humming. The manufacturing process starts with a mixture of silica, waste glass and soda ash feeding into a white hot furnace. This inferno of material, reminiscent of volcanic lava with a crust on top, flows from the furnace onto a bed of molten tin and then to the cooling process, which reveals the smooth glass. Just walking from one end to another took about half an hour.

There are 85 cities and towns in the Yangtze River Delta, and 35 have populations of more than one million. Although the Chinese previously were not allowed to move from one area to another, the situation has completely changed, and the region is now attracting migrants at an estimated rate of nine million per year. This has created infrastructure, housing, and security problems, and in order to provide the necessary water, sewerage, rail, roads, power and housing services, local governments in the area will require more and more foreign investment. We shall, of course, continue to monitor the situation as we pursue future investment opportunities for the benefit of the Fund's shareholders.

Sincerely,

/s/ J. Mark Mobius

J. Mark Mobius, Ph.D.
President
Templeton Dragon Fund, Inc.

Templeton Dragon Fund, Inc.
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                              SEPTEMBER 8, 1994
                                            SIX MONTHS ENDED    (COMMENCEMENT
                                           SEPTEMBER 30, 1995 OF OPERATIONS) TO
                                              (UNAUDITED)      MARCH 31, 1995
                                           ------------------ -----------------
Net asset value, beginning of period            $  13.97          $  14.10
                                                --------          --------
Income from investment operations:
 Net investment income                               .23               .22
 Net realized and unrealized gain (loss)             .67              (.22)
                                                --------          --------
Total from investment operations                     .90              (.00)
                                                --------          --------
Underwriting expenses deducted from
 capital                                              --              (.04)
Distributions:
 Dividends from net investment income               (.12)             (.09)
 Distributions from net realized gain               (.01)
                                                --------          --------
Total distributions                                 (.13)             (.13)
                                                --------          --------
Change in net asset value                            .77              (.13)
                                                --------          --------
Net asset value, end of period                  $  14.74          $  13.97
                                                ========          ========
TOTAL RETURN *
Based on market value per share                 (15.20)%          (19.34)%
Based on net asset value per share                 6.46%           (0.11)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                 $795,847          $754,227
Ratio of expenses to average net assets            1.44%**           1.54%**
Ratio of net investment income to average
 net assets                                        3.19%**           2.99%**
Portfolio turnover rate                            1.76%                --

 * NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Dragon Fund, Inc.
Investment Portfolio, September 30, 1995 (unaudited)

--------------------------------------------------------------------------------

 INDUSTRY             ISSUE                      COUNTRY   SHARES       VALUE
---------------------------------------------------------------------------------
 COMMON STOCKS: 81.3%
---------------------------------------------------------------------------------
 Appliances and Household Durables: 2.0%
                      Foshan Electrical and
                       Lighting Co. Ltd., B       Chn.       700,000 $    511,530
                      Hualing Holdings Ltd.       H.K.     2,332,000      377,019
                      Luks Industrial Co. Ltd.    H.K.    12,076,000    1,608,738
                      Semi-Tech (Global) Co.
                       Ltd.                       H.K.     5,470,510    8,242,876
                      Shanghai Narcissus
                       Electric Appliances Co.
                       Ltd., B                    Chn.     8,701,200    2,331,922
                      *Shanghai Vacuum
                       Electron Devices Co.
                       Ltd., B                    Chn.     5,396,092    1,284,270
                      Shenzhen Huafa
                       Electronics Co. Ltd., B    Chn.     1,184,000      248,846
                      *Shenzhen Konka
                       Electronic Group Co.
                       Ltd., B                    Chn.     2,060,000    1,278,891
                      Tsann Kuen Enterprise
                       Co. Ltd., B                Chn.       546,000      105,927
                                                                     ------------
                                                                       15,990,019
---------------------------------------------------------------------------------
 Automobiles: 1.3%
                      Jardine International
                       Motor Holdings Ltd.        H.K.     7,973,000    8,662,157
                      Qing Ling Motors Co.
                       Ltd., H                    Chn.     8,000,000    1,841,768
                                                                     ------------
                                                                       10,503,925
---------------------------------------------------------------------------------
 Banking: 9.5%
                      HSBC Holdings PLC           H.K.     5,214,000   72,494,406
                      JCG Holdings Ltd.           H.K.     4,469,000    3,323,558
                                                                     ------------
                                                                       75,817,964
---------------------------------------------------------------------------------
 Broadcasting & Publishing: 0.9%
                      Leefung-Asco Printers
                       Holdings Ltd.              H.K.     8,221,000    1,435,435
                      Ming Pao Enterprise
                       Corp. Ltd.                 H.K.     8,185,000    3,837,529
                      +South Sea Development
                       Co. Ltd.                   H.K.    46,054,000    1,667,825
                                                                     ------------
                                                                        6,940,789
---------------------------------------------------------------------------------
 Building Materials & Components: 0.6%
                      K Wah International
                       Holdings Ltd.              H.K.     9,887,000    1,496,151
                      Shanghai Yaohua
                       Pilkington Glass, B        Chn.     3,198,800    3,390,728
                                                                     ------------
                                                                        4,886,879
---------------------------------------------------------------------------------
 Chemicals: 1.0%
                      Shanghai Chlor-Alkali
                       Chemical Co. Ltd., B       Chn.     8,550,000    2,445,300
                      Shanghai Pechemical Co.
                       Ltd., H                    Chn.    15,022,000    4,371,548
                      Shenzhen Petrochemical
                       (Group) Shareholding
                       Co. Ltd., B                Chn.       750,000      218,257
                      Zhuhai Sez Lizhu
                       Pharmaceutical, B          Chn.     2,610,000      843,928
                                                                     ------------
                                                                        7,879,033
---------------------------------------------------------------------------------

Templeton Dragon Fund, Inc.
Investment Portfolio, September 30, 1995 (unaudited) (cont.)

--------------------------------------------------------------------------------

 INDUSTRY               ISSUE                      COUNTRY   SHARES       VALUE
-----------------------------------------------------------------------------------
 COMMON STOCKS: (CONT.)
-----------------------------------------------------------------------------------
 Construction & Housing: 4.3%
                        Hopewell Holdings Ltd.       H.K.   46,496,090 $ 31,571,902
                        Wai Kee Holdings Ltd.        H.K.   24,868,000    2,991,223
                                                                       ------------
                                                                         34,563,125
-----------------------------------------------------------------------------------
 Electrical & Electronics: 0.7%
                        *China Treasure
                         Telecomunications
                         Holdings Ltd.               H.K.   20,512,000      968,336
                        G.P. Batteries
                         International Ltd.         Sing.      900,000    2,520,000
                        Gold Peak Industries
                         (Holdings) Ltd.             H.K.    1,107,000      529,754
                        Great Wall Electronic
                         International Ltd.          H.K.    9,622,000      784,027
                        Shanghai Automation
                         Instrumentation Co., B      Chn.    4,511,000    1,037,530
                                                                       ------------
                                                                          5,839,647
-----------------------------------------------------------------------------------
 Electronic Components & Instruments: 0.2%
                        S. Megga International
                         Holdings Ltd.               H.K.   18,862,000    1,195,388
-----------------------------------------------------------------------------------
 Financial Services: 1.5%
                        Guoco Group Ltd.             H.K.      200,000    1,001,073
                        Min Xin Holdings             H.K.   11,196,000    2,143,135
                        Peregrine Investments
                         Holdings Ltd.               H.K.    2,566,000    3,849,813
                        Sun Hung Kai & Co. Ltd.      H.K.   16,294,000    4,847,084
                                                                       ------------
                                                                         11,841,105
-----------------------------------------------------------------------------------
 Food & Household Products: 1.0%
                        C.P. Pokphand Co. Ltd.       H.K.    3,208,000    1,306,983
                        Fairwood Holdings Ltd.       H.K.   14,768,000    1,317,940
                        Golden Resources
                         Development
                         International Ltd.          H.K.    7,340,000      759,471
                        *Shanghai New Asia Group
                         Co. Ltd., B                 Chn.      311,800      150,911
                        Vitasoy International
                         Holdings Ltd.               H.K.   10,354,000    4,352,277
                                                                       ------------
                                                                          7,887,582
-----------------------------------------------------------------------------------
 Health & Personal Care: 0.3%
                        China Pharmaceutical
                         Enterprise & Investment
                         Corp. Ltd.                 H.K.    12,345,000    1,995,842
-----------------------------------------------------------------------------------
 Industrial Components: 0.4%
                        *Shanghai Refrigerator
                         Compressor Co. Ltd., B      Chn.    1,221,720      593,756
                        *Shanghai Rubber Belt
                         Co. Ltd., B                 Chn.      807,936      131,694
                        Shanghai Shangling
                         Electric Appliance, B       Chn.      496,000      448,384
                        Shanghai Tyre & Rubber
                         Co. Ltd., B                 Chn.    7,589,000    2,367,768
                                                                       ------------
                                                                          3,541,602
-----------------------------------------------------------------------------------

Templeton Dragon Fund, Inc.
Investment Portfolio, September 30, 1995 (unaudited) (cont.)

--------------------------------------------------------------------------------

 INDUSTRY              ISSUE                      COUNTRY   SHARES       VALUE
----------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
----------------------------------------------------------------------------------
 Leisure & Tourism: 0.7%
                       *Glynhill International
                        Ltd.                       H.K.    17,768,000 $    569,922
                       Hongkong & Shanghai
                        Hotels Ltd.                H.K.     1,961,000    2,447,541
                       Shanghai Jin Jiang Tower
                        Co. Ltd., B                Chn.     8,182,954    2,651,277
                                                                      ------------
                                                                         5,668,740
----------------------------------------------------------------------------------
 Machinery & Engineering: 1.2%
                       China Textile Machinery
                        Co. Ltd., B                Chn.     3,948,000      607,992
                       Guangzhou Shipyard
                        International Co. Ltd.,
                        H                          Chn.    10,530,000    3,404,814
                       Northeast Electric
                        Transmission
                        & Transformation           H.K.     2,102,000      448,582
                       Shanghai Erfangji
                        Textile Machinery Co.
                        Ltd., B                    Chn.    14,541,636    2,472,078
                       Shanghai Industrial
                        Sewing Machine Corp.       Chn.     9,514,700    1,750,705
                       Shanghai Steel Tube Co.
                        Ltd., B                    Chn.     5,088,600      722,581
                                                                      ------------
                                                                         9,406,752
----------------------------------------------------------------------------------
 Merchandising: 2.2%
                       Dickson Concepts
                        (International) Ltd.       H.K.    10,864,000    7,868,696
                       Fortei Holdings Ltd.        H.K.     3,978,000      252,108
                       Joyce Boutique Holdings
                        Ltd.                       H.K.     7,678,000    1,737,845
                       Le Saunda Holdings Ltd.     H.K.     3,616,000      266,580
                       LI & Fung Ltd.              H.K.     1,965,897    1,500,161
                       Linkful International
                        Holdings Ltd.              H.K.     2,211,000      171,579
                       Wo Kee Hong Holdings
                        Ltd.                       H.K.    22,409,000    5,159,023
                       Yaohan Hongkong Corp.
                        Ltd.                       H.K.     4,000,000      258,675
                                                                      ------------
                                                                        17,214,667
----------------------------------------------------------------------------------
 Metals & Mining: 0.2%
                       Maanshan Iron & Steel
                        Co. Ltd., H                Chn.    10,076,000    1,876,617
----------------------------------------------------------------------------------
 Misc Materials & Commodities: 0.1%
                       Luoyang Glass Co. Ltd.,
                        H                          Chn.     2,731,000    1,094,986
----------------------------------------------------------------------------------
 Multi-Industry: 22.6%
                       Cheung Kong Holdings
                        Ltd.                       H.K.    10,449,000   56,896,013
                       China Southern Glass Co.
                        Ltd., B                    Chn.     3,255,000    1,768,175
                       Dairy Farm International
                        Holdings Ltd.              H.K.    17,918,904   15,589,446
                       Jardine Matheson
                        Holdings Ltd.              H.K.     3,632,400   24,518,700
                       Jardine Strategic
                        Holdings Ltd.              H.K.     7,823,625   22,844,985
                       *Jardine Strategic
                        Holdings Ltd., wts.        H.K.       349,625      125,865
                       Lai Sun Garment
                        International Ltd.         H.K.     6,081,000    6,213,368
                       Shenzhen Gintian
                        Industrial Co. Ltd., B     Chn.       599,200      269,697
                       Shenzhen Tellus
                        Machinery & Electronics
                        Co. Ltd., B                Chn.       162,800       33,690

Templeton Dragon Fund, Inc.
Investment Portfolio, September 30, 1995 (unaudited) (cont.)

--------------------------------------------------------------------------------

 INDUSTRY              ISSUE                      COUNTRY   SHARES       VALUE
----------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
----------------------------------------------------------------------------------
 Multi-Industry: (cont.)
                       Stelux International
                        Holdings Ltd.              H.K.     8,274,000 $  2,193,787
                       Swire Pacific Ltd., B       H.K.    13,860,000   17,209,152
                       Wheelock & Co. Ltd.         H.K.    21,431,000   32,014,699
                                                                      ------------
                                                                       179,677,577
----------------------------------------------------------------------------------
 Real Estate: 23.1%
                       China Overseas Land &
                        Investment Ltd.            H.K.    30,733,000    5,644,407
                       Hang Lung Development
                        Co. Ltd.                   H.K.    23,035,000   37,092,198
                       *Hang Lung Development
                        Co. Ltd., wts.             H.K.       535,000       85,803
                       Lai Sun Development Co.
                        Ltd.                       H.K.    79,990,000    9,414,605
                       New World Development
                        Co. Ltd.                   H.K.    15,783,000   62,260,758
                       Shanghai Jinqiao Export
                        Processing Zone
                        Development, B             Chn.     8,338,200    4,752,774
                       Shanghai Lujiaxui
                        Finance & Trade Zn Dev
                        Stock Co Ltd, B            Chn.     9,524,000    6,495,368
                       Shanghai Outer Gaoqiao
                        Free Trade Zone
                        Develop. Co., B            Chn.     1,571,000      640,968
                       *Shenzhen Properties &
                        Resources Develop.
                        (Group) Ltd., B            Chn.     3,473,800      745,827
                       Shenzhen Vanke Co. Ltd.,
                        B                          Chn.     4,184,900    1,569,669
                       Sun Hung Kai Properties
                        Ltd.                       H.K.     6,306,000   51,179,107
                       *Tian An China
                        Investments Co. Ltd.       H.K.    27,670,000    3,900,863
                                                                      ------------
                                                                       183,782,347
----------------------------------------------------------------------------------
 Recreation, Other Consumer Goods: 1.2%
                       *Fu Hui Jewellery Co.
                        (H.K.) Ltd.                H.K.     7,710,000      324,088
                       KTP Holdings Ltd.           H.K.    15,374,000      874,912
                       Phoenix Co. Ltd.            Chn.     5,322,300    1,117,683
                       Shanghai Forever Bicycle
                        Co. Ltd., B                Chn.     3,752,000      551,544
                       Shanghai Wingsung
                        Stationery Co. Ltd., B     Chn.       200,000       46,000
                       Shenzhen China Bicycles
                        Co. (Holdings) Ltd., B     Chn.     3,702,000    1,220,960
                       Yue Yuen Industrial
                        (Holdings) Ltd.            H.K.    20,662,000    5,745,606
                                                                      ------------
                                                                         9,880,793
----------------------------------------------------------------------------------
 Textiles & Apparel: 1.4%
                       Goldlion Holdings Ltd.      H.K.    13,711,000    7,536,732
                       Laws International
                        Holdings Ltd.              H.K.    14,638,000    1,931,110
                       Shanghai Lian Hua Fibre
                        Corp., B                   Chn.       296,000       67,488
                       Top Form International
                        Ltd., 144a                 H.K.    16,937,000    1,336,261
                       Tungtex (Holdings) Co.
                        Ltd.                       H.K.     2,600,000      292,562
                       Victor Onward Textile
                        Industrial Co. Ltd., B     Chn.        81,400       11,581
                                                                      ------------
                                                                        11,175,734
----------------------------------------------------------------------------------

Templeton Dragon Fund, Inc.
Investment Portfolio, September 30, 1995 (unaudited) (cont.)

--------------------------------------------------------------------------------

 INDUSTRY              ISSUE                      COUNTRY      SHARES         VALUE
----------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
----------------------------------------------------------------------------------------
 Transportation: 0.4%
                       China Merchants Shekou
                        Port Service Co. Ltd.,
                        B                          Chn.         800,000    $    363,180
                       Chiwan Wharf Holdings
                        Ltd., B                    Chn.       2,234,000       1,054,632
                       Cross Harbour Tunnel Co.
                        Ltd.                       H.K.         624,000       1,210,600
                       Shanghai Dazhong Taxi
                        Shareholding Co. Ltd.,
                        B                          Chn.         211,897         173,756
                                                                           ------------
                                                                              2,802,168
----------------------------------------------------------------------------------------
 Utilities Electrical & Gas: 4.4%
                       Guangdong Electric Power
                        Development Co Ltd,
                        B, 144a                    Chn.       3,380,000       1,871,050
                       Hongkong Electric
                        Holdings Ltd.              H.K.       6,710,000      22,434,070
                       Shandong Huaneng Power      Chn.         886,000       7,863,250
                       Wing Shan International
                        Ltd.                       H.K.      21,638,000       2,658,678
                                                                           ------------
                                                                             34,827,048
----------------------------------------------------------------------------------------
 Wholesale & International Trade: 0.1%
                       East Asiatic Co. (Hong
                        Kong) Ltd. (The)           H.K.       7,520,000         914,262
                                                                           ------------
 TOTAL COMMON STOCKS (cost $625,315,797)                                    647,204,591
----------------------------------------------------------------------------------------
                                                            PRINCIPAL IN
                                                          LOCAL CURRENCY**
----------------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS: 19.1% (cost
  $151,906,967)
----------------------------------------------------------------------------------------
                       U.S. Treasury Bills,
                        5.28% to 5.34% with
                        maturities to 11/09/95     U.S.     152,349,000     151,953,500
----------------------------------------------------------------------------------------
 TOTAL INVESTMENTS: 100.4% (cost $777,222,764)                              799,158,091
 OTHER ASSETS, LESS LIABILITIES: (0.4)%                                      (3,310,811)
                                                                           ------------
 TOTAL NET ASSETS: 100.0%                                                  $795,847,280
                                                                           ============

 *NON-INCOME PRODUCING.
**CURRENCY OF COUNTRY INDICATED.
 +SEE NOTE 6.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Dragon Fund, Inc.
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995 (unaudited)

Assets:
 Investments in securities at value (identified cost $777,222,764) $799,158,091
 Cash                                                                     5,850
 Receivables:
  Investment securities sold                                            725,714
  Dividends                                                           2,885,445
 Unamortized organization costs                                          15,298
                                                                   ------------
   Total assets                                                     802,790,398
                                                                   ------------
Liabilities:
 Payable for investment securities purchased                          5,750,923
 Accrued expenses                                                     1,192,195
                                                                   ------------
   Total liabilities                                                  6,943,118
                                                                   ------------
Net assets, at value                                               $795,847,280
                                                                   ============
Net assets consist of:
 Undistributed net investment income                               $ 12,321,062
 Net unrealized appreciation                                         21,935,327
 Accumulated net realized gain                                        2,295,932
 Net capital paid in on shares of capital stock                     759,294,959
                                                                   ------------
Net assets, at value                                               $795,847,280
                                                                   ============
Shares outstanding (Note 2)                                          54,007,093
                                                                   ============
Net asset value per share ($795,847,280 / 54,007,093)              $      14.74
                                                                   ============


STATEMENT OF OPERATIONS
for the six months ended September 30, 1995 (unaudited)

Investment income
 (net of $11,223
 foreign taxes withheld)
 Dividends                                            $11,060,476
 Interest                                               7,058,592
                                                      -----------
  Total income                                                     $18,119,068
Expenses:
 Management fees (Note 3)                               4,872,978
 Administrative fees (Note 3)                             584,759
 Transfer agent fees                                        1,000
 Custodian fees                                            40,000
 Reports to shareholders                                   82,000
 Audit fees                                                28,000
 Legal fees (Note 3)                                        1,000
 Registration fees                                         14,035
 Directors' fees and expenses                               2,000
 Amortization of organization costs                         2,013
 Other                                                         50
                                                      -----------
  Total expenses                                                     5,627,835
                                                                   -----------
   Net investment income                                            12,491,233
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
  Investments                                           2,587,704
  Foreign currency transactions                           (53,282)
                                                      -----------
                                                        2,534,422
 Net unrealized appreciation on investments            33,615,683
                                                      -----------
  Net realized and unrealized gain                                  36,150,105
                                                                   -----------
Net increase in net assets resulting from operations               $48,641,338
                                                                   ===========

                  SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Dragon Fund, Inc.
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                             SIX MONTHS     SEPTEMBER 8, 1994
                                               ENDED          (COMMENCEMENT
                                         SEPTEMBER 30, 1995 OF OPERATIONS) TO
                                            (UNAUDITED)      MARCH 31, 1995
                                         ------------------ -----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                     $ 12,491,233      $ 11,711,389
  Net realized gain on investment and
   foreign currency transactions               2,534,422            31,545
  Net unrealized appreciation
   (depreciation)                             33,615,683       (11,680,356)
                                            ------------      ------------
   Net increase in net assets resulting
    from operations                           48,641,338            62,578
 Distributions to shareholders:
  From net investment income                  (6,750,886)       (5,130,674)
  From net realized gain                        (270,035)               --
 Capital share transactions (Note 2)                  --       759,194,948
                                            ------------      ------------
   Net increase in net assets                 41,620,417       754,126,852
Net assets:
 Beginning of period                         754,226,863           100,011
                                            ------------      ------------
 End of period                              $795,847,280      $754,226,863
                                            ============      ============



                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Dragon Fund, Inc.
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Dragon Fund, Inc. (the Fund), was organized as a Maryland corporation on March 2, 1994 and commenced operations on September 8, 1994 as a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940. The following summarizes the Fund's significant accounting policies.

a. Securities Valuations:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal ex-change on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors.

b. Foreign Currency Transactions:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customar-ily enters into foreign exchange contracts to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of for-eign currencies, currency gains or losses realized between the trade and set-tlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

c. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

d. Security Transactions, Investment Income, Distributions and Expenses:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign secu-rities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

e. Unamortized Organization Costs:

Organization costs are being amortized on a straight line basis over five years.

Templeton Dragon Fund, Inc.
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

On September 21, 1994, the fund completed the initial public offering of 54 million shares of its common stock; proceeds paid to the Fund amounted to $759,194,948, after deduction of underwriting commissions and expenses of $2,205,052.

At September 30, 1995, there were 100,000,000 shares of $.01 par value capital stock authorized.

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton In-vestment Management (Singapore) Pte. Limited (TIMPL) and Templeton Global In-vestors, Inc. (TGII), the Fund's investment manager and administrative manager, respectively. The Fund pays monthly an investment management fee to TIMPL equal, on an annual basis, to 1.25% of the average weekly net assets of the Fund. Templeton Investment Management (Hong Kong) Limited acted as the Fund's investment manager prior to its reorganization as the Hong Kong office of TIMPL on September 30, 1995. The Fund pays TGII, monthly a fee of 0.15% per annum of the Fund's average weekly net assets. TGII and the Fund has entered into a Jap-anese Shareholder Servicing and Administration Agreement with Nomura Capital Management, Inc. (NCM), whereby NCM provides various administrative services to the Fund. For its services TGII pays to NCM a fee equal, on an annual basis, to 0.10% of the Fund's average weekly net assets.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received $1,000 for the six months ended September 30, 1995.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the pe-riod ended September 30, 1995, were $301,410,885 and $9,211,802, respectively. The cost of securities for federal income tax purposes is the same as that shown in the Statement of Assets and Liabilities. Realized gains and losses are reported on an identified cost basis.

At September 30, 1995, the aggregate gross unrealized appreciation and depreci-ation of portfolio securities, based on cost for federal income tax purposes, was as follows:

     Unrealized appreciation      $ 69,519,311
     Unrealized depreciation       (47,583,984)
                                  ------------
     Net unrealized appreciation  $ 21,935,327
                                  ============

Templeton Dragon Fund, Inc.
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

5. UNAUDITED QUARTERLY RESULTS OF OPERATIONS

                                                                                     NET INCREASE
                                                              NET GAIN (LOSS)         (DECREASE)
                                                             ON INVESTMENT AND      IN NET ASSETS
                          INVESTMENT      NET INVESTMENT      FOREIGN CURRENCY      RESULTING FROM
                            INCOME            INCOME            TRANSACTIONS          OPERATIONS
                       ----------------- ------------------  -------------------  -------------------
                                    PER                PER                  PER                  PER
                          TOTAL    SHARE    TOTAL     SHARE     TOTAL      SHARE     TOTAL      SHARE
                       ----------- ----- -----------  -----  ------------  -----  ------------  -----
1996
For the period ended:
June 30, 1995          $11,680,144 $.22  $ 9,007,915  $ .17  $ 24,224,947  $ .44  $ 33,232,862  $ .61
September 30, 1995       6,438,924  .12    3,483,318    .06    11,925,158    .23    15,408,476    .29
                       ----------- ----  -----------  -----  ------------  -----  ------------  -----
                       $18,119,068 $.34  $12,491,233  $ .23  $ 36,150,105  $ .67  $ 48,641,338  $ .90
                       =========== ====  ===========  =====  ============  =====  ============  =====
1995
For the period ended:
September 30, 1994     $    95,154  --*  $  (207,382) $(.01) $    172,251  $ .01  $    (35,131)   --*
December 31, 1994        8,973,078 $.17    5,159,548    .10   (27,968,243)  (.51)  (22,808,695) $(.41)
March 31, 1995           8,652,420  .16    6,759,223    .13    16,147,181    .28    22,906,404    .41
                       ----------- ----  -----------  -----  ------------  -----  ------------  -----
                       $17,720,652 $.33  $11,711,389  $ .22  $(11,648,811) $(.22) $     62,578  $ --*
                       =========== ====  ===========  =====  ============  =====  ============  =====

* LESS THAN $.01

6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as invest-ments in portfolio companies in which the Fund owns 5% or more of the outstand-ing voting securities. Investments in "affiliated companies" at September 30, 1995 amounted to $1,667,825.

Templeton Dragon Fund, Inc.
Annual Meeting of Shareholders, July 26, 1995

--------------------------------------------------------------------------------


An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 700 Central Avenue, St. Petersburg, Florida, on July 26, 1995. The purpose of the meeting was to elect twelve directors of the Fund, to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent public accountants for the fiscal year ending March 31, 1996, and in their discretion, to authorize the Proxyholders to vote upon such other matters which may legally come before the meeting or any other adjournment thereof. At the meeting the following per-sons were elected by the Shareholders to serve as directors of the Fund: Harris
J. Ashton, Nicholas F. Brady, F. Bruce Clarke, Martin L. Flanagan, S. Joseph Fortunato, John Wm. Galbraith, Andrew H. Hines, Jr., Charles B. Johnson, Betty
P. Krahmer, Gordon S. Macklin, Fred R. Millsaps and Hasso-G Von Diergardt-Naglo. The Shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent public accountants for the fiscal year ending March 31, 1996. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. ELECTION OF TWELVE (12) DIRECTORS FOR THE TERMS SET FORTH BELOW:


                                        % OF      % OF             % OF
                                     OUTSTANDING SHARES         OUTSTANDING
                             FOR       SHARES    VOTED  AGAINST   SHARES    ABSTAIN  %
                          ---------- ----------- ------ ------- ----------- ------- ---
TERM EXPIRING 1998:
  F. Bruce Clarke         50,723,014   93.92%    98.66% 686,617    1.27%      --    --
  Martin L. Flanagan      50,761,781   93.99%    98.74% 647,850    1.20%      --    --
  Andrew H. Hines, Jr.    50,744,418   93.96%    98.71% 665,213    1.23%      --    --
  Charles B. Johnson      50,811,184   94.08%    98.84% 598,447    1.11%      --    --
TERM EXPIRING 1997:
  John Wm. Galbraith      50,751,351   93.97%    98.72% 658,280    1.22%      --    --
  Betty P. Krahmer        50,789,888   94.04%    98.79% 619,743    1.15%      --    --
  Gordon S. Macklin       50,753,673   93.98%    98.72% 655,958    1.21%      --    --
  Fred R. Millsaps        50,764,863   94.00%    98.75% 644,768    1.19%      --    --
TERM EXPIRING 1996:
  Harris J. Ashton        50,751,077   93.97%    98.72% 658,554    1.22%      --    --
  Nicholas F. Brady       50,759,967   93.99%    98.74% 649,664    1.20%      --    --
  S. Joseph Fortunato     50,747,493   93.96%    98.71% 662,138    1.23%      --    --
  Hasso-G Von Diergardt-
 Naglo                    50,746,478   93.97%    98.71% 661,153    1.22%      --    --

2. RATIFICATION OF THE SELECTION OF MCGLADREY & PULLEN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE FUND FOR THE FISCAL YEAR ENDING MARCH 31, 1996:

                   % OF      % OF             % OF                % OF
                OUTSTANDING SHARES         OUTSTANDING         OUTSTANDING
        FOR       SHARES    VOTED  AGAINST   SHARES    ABSTAIN   SHARES
     ---------- ----------- ------ ------- ----------- ------- -----------
     50,826,048   94.11%    98.86% 440,570    .82%     159,712    .30%

Templeton Dragon Fund, Inc.

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN

The Fund offers a Dividend Reinvestment Plan (the "Plan") with the following features: .If shares of the Fund are held in the shareholder's name, the share-holder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder in-structs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee. .Participants should contact Chemical Mellon Se-curities Trust Company, Dividend Reinvestment Services, P.O. Box 750, Pitts-burgh, PA 15230, to receive the Plan brochure. .To receive dividends or distri-butions in cash, the shareholder must notify Chemical Mellon Securities Trust Company ("Mellon") or the institution in whose name the shares are held. Mellon must receive written notice within 10 business days before the record date for the distribution. .Whenever the Fund declares dividends in either cash or com-mon stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, participants will receive the dividends entirely in stock at a price equal to the net asset value but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value and if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange. .The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. .The participant may withdraw from the Plan without penalty at any time by written notice to Mellon. Upon withdrawal, the participant will receive, without charge, stock certificates issued and in the participant's name for all full shares; or, if the participant's wishes, Mellon will sell the participant's shares and send the proceeds, net of any brokerage commissions. A $5.00 fee is charged by Mellon upon any cash withdrawal or ter-mination. .Whenever shares are purchased on the New York Stock Exchange, each participant will pay a pro rata portion of brokerage commissions. Brokerage commissions will be deducted from amounts to be invested.

Templeton Dragon Fund, Inc.

--------------------------------------------------------------------------------
TRANSFER AGENT

Chemical Mellon Shareholder Services
Securities Transfer Services
450 West 33rd
Street New York, NY 10001
800-526-0801



SHAREHOLDER INFORMATION

Weekly comparative net asset value and market price information about Templeton Dragon Fund, Inc. shares is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers in a table called "Publicly Traded Funds." The Fund's New York Stock Exchange trading symbol is TDF. The Fund's shares are also listed and traded in Japan on the Osaka Stock Exchange.

For current information about the net asset value, call 1-800-292-9293.

If any shareholder is not receiving copies of the Reports to Shareholders be-cause shares are registered in a broker's name or in a custodian's name, he or she can write and request that his or her name be added to the Fund's mailing list, by writing Templeton Dragon Fund, Inc., 700 Central Avenue, St. Peters-burg, FL 33701.

                                     Notes
                                     -----

--------------------------------------------------------------------------------


 TEMPLETON DRAGON
 FUND, INC.

 700 Central Avenue
 St. Petersburg,
 Florida 33701-3628

 Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

 To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

--------------------------------------------------------------------------------


                                                                 TLTDF S95 11/95
[RECYCLED PAPER LOGO APPEARS HERE]




TEMPLETON

DRAGON

FUND, INC.



Semi-Annual Report
September 30, 1995




[LOGO OF FRANKLIN TEMPLETON APPEARS HERE]